                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 12, 2006


                                 -------------

                               CASTLE BRANDS INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          001-32849                       41-2103550
(State or Other Jurisdiction of       (Commission File Number)            (I.R.S. Employer
         Incorporation)                                                  Identification No.)


                        570 LEXINGTON AVENUE, 29TH FLOOR
                               NEW YORK, NEW YORK
                    (Address of principal executive offices)


                                 (646) 356-0212
                         (Registrant's telephone number,
                              including area code)

                  --------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

     On June 12, 2006, the Compensation Committee of the Board of Directors of Castle Brands Inc. (the "Company") approved cash bonus awards for, and grants of stock options to, certain of the Company's named executive officers for the fiscal year ended March 31, 2006 (unless otherwise indicated below). The following table reflects these awards. Additional terms of the stock option grants are set forth in the Form of Stock Option Grant Agreement attached hereto as Exhibit 10.1.


NAME AND PRINCIPAL POSITION                  CASH BONUS AWARD                   NUMBER OF STOCK OPTIONS GRANTED (1)

Mark Andrews,                                $125,000                           50,000 (2)
      Chairman and Chief Executive Officer

Keith A. Bellinger,                          $100,000                           50,000(3)
      President and Chief Operating Officer

Matthew MacFarlane,                          $6,000 (4)                         7,500 (2)
      Senior Vice President and Chief
      Financial Officer

T. Kelley Spillane,                          $8,000 (4)                         7,500 (2)
      Senior Vice President--U.S. Sales

(1) Exercise price of $7.23 per share.
(2) This option vests in four equal annual installments on each anniversary of the grant date.
(3) This option vests immediately upon grant.
(4) This cash bonus was awarded with respect to the fourth quarter of the fiscal year ended March 31, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     10.1     Form of Castle Brands Inc. Stock Option Grant Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2006

                                   CASTLE BRANDS INC.


                                   By /s/ Mark Andrews
                                      ------------------------------------------
                                       Name:  Mark Andrews
                                       Title:  Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit           Description

10.1              Form of Castle Brands Inc. Stock Option Grant Agreement